SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2008
ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-16533 (Commission File No.)	63-1261433 (IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama (Address of Principal Executive Office )	35209 (Zip code)
Registrant’s telephone number, including area code: (205) 877-4400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.1 PRESENTATION MATERIALS TO BE USED MAY AND JUNE 2008

Item 7.01	Regulation FD Disclosure
We are furnishing presentation materials we will be using for investor meetings during May and June 2008. We expressly disclaim any obligation to update these materials and caution that they are only accurate on the date they are presented. The inclusion of any data or statements in this presentation does not signify that the information is considered material.

Item 9.01	Financial Statements and Exhibits
99.1	Presentation materials to be used for investor meetings during May and June 2008.
We are furnishing the exhbit to this Form 8-K in accordance with item 7.01. The exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 13, 2008

PROASSURANCE CORPORATION
By:	/s/ Frank B. O’Neil
Frank B. O’Neil
Senior Vice-President

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